UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 26, 2004

                             PSS WORLD MEDICAL, INC.
             (Exact name of Registrant as specified in its charter)


                         Commission File Number: 0-23832


     Florida                                                    59-2280364
   ----------                                                  ------------
   (State or other jurisdiction                            (IRS Employer
  of incorporation or organization)                      Identification Number)

       4345 Southpoint Blvd.
       Jacksonville, Florida                                    32216
      ----------------------                                  ----------
    (Address of principal executive offices)                  (Zip code)


   Registrant's telephone number                            (904) 332-3000

Item 12.  Disclosure of Results of Operations and Financial Condition.
          ------------------------------------------------------------

     On May 26, 2004, PSS World Medical, Inc. (the "Company") issued a press release in which the Company announced its financial results for the three and twelve months ended April 2, 2004. This press release is attached as Exhibit
99.1 to this report and is incorporated herein by reference. In accordance with General Instruction B.6 of Form 8-K, the information included or incorporated in this report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     The press release contains financial measures that are not in accordance with generally accepted accounting principles in the United States of America ("GAAP"). The Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures. The following non-GAAP financial measures are included in the attached press release:

     (i) Adjusted Income from Operations. Management believes adjusted income from operations, which is income from operations plus other general and administrative expenses, is useful to investors to focus on the Company's continuing operations. Other general and administrative expenses are influenced by the Company's rationalization programs, may vary significantly from period to period, and may not be indicative of the Company's ongoing operating expenses.

     (ii) Adjusted EBITDA. Management believes that Adjusted EBITDA, which is income from continuing operations, plus the sum of (i) interest expense, (ii) provision for income taxes, (iii) depreciation, (iv) amortization of intangible assets, and (v) other general and administrative expenses, less (vi) interest and investment income, is a common alternative measure of operating performance used by investors and financial analysts to measure value and liquidity. Management uses this measure internally to evaluate the Company's performance and believes it to be a consistent and comparable measure of the Company's performance on an operating cash flow basis.

    (iii) Return on Committed Capital ("ROCC"). ROCC, which is return divided by committed capital, is also a common alternative measure of operating performance used by investors and financial analysts to measure profitability. Management believes that ROCC is a useful measure of capital and asset efficiency.

     The Company provides non-GAAP financial measures to supplement its consolidated financial statements presented in accordance with GAAP. These non-GAAP financial measures are intended to supplement the user's overall understanding of the Company's current financial performance and its prospects for the future. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by identifying certain expenses, gains and losses that, when excluded from the GAAP results, may provide additional understanding of the Company's core operating results or business performance. However, these non-GAAP financial measures are not intended to supercede or replace the Company's GAAP results. A detailed reconciliation of the GAAP results to the non-GAAP results is provided within the press release.

                                    Exhibits

Exhibit

Number   Description
------   -----------



99.1 Press Release dated May 26, 2004, with respect to the Registrant's financial results for the three and twelve months ended April 2, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  May 26, 2004

                              PSS WORLD MEDICAL, INC.


                              By: /s/ David M. Bronson
                                  ---------------------
                                  Name:    David M. Bronson
                                  Title:   Executive Vice President and Chief
                                           Financial Officer

                                  EXHIBIT INDEX


99.1      Press Release dated May 26, 2004.